Statement of Additional Information Supplement

May 15, 2007

The Universal Institutional Funds, Inc.

Supplement dated May 15, 2007 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2007:

The table included in the section of the Fund’s Statement of Additional Information titled “Investments Policies and Strategies—U.S. Equity Portfolios” is hereby revised to reflect that the Core Equity Portfolio, Equity Growth Portfolio, Equity and Income Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Real Estate Portfolio and Value Portfolio may invest in Limited Partnerships.

Please retain this supplement for future reference.